Exhibit 99.1

Crown Reserve Acquisition Corp. I and Carvix, Inc. Announce Definitive Business Combination Agreement

Transaction Values Carvix at $1.0 Billion Implied Enterprise Value; Combined Company Expected to Trade on Nasdaq

MIAMI, FL and LUTZ, FL, March 31, 2026 (GLOBE NEWSWIRE) -- Crown Reserve Acquisition Corp. I (Nasdaq: CRAC, CRACU, CRACW, CRACR) (“Crown Reserve” or “SPAC”), a special purpose acquisition company, and Carvix, Inc. (“Carvix” or the “Company”), a technology-driven automotive platform focused on acquiring, integrating, and scaling automotive-related businesses, today announced that they have entered into a definitive Business Combination Agreement (the “BCA”), pursuant to which a wholly owned subsidiary of Crown Reserve will merge with and into Carvix, with Carvix surviving as a wholly owned operating subsidiary of Crown Reserve (the “Business Combination”). Prior to closing, Crown Reserve will domesticate from the Cayman Islands to Delaware and continue as the publicly traded parent company. The combined company’s shares are expected to trade on the Nasdaq Stock Market.

Transaction Highlights

•	Implied Valuation of $1.0 Billion: The transaction values Carvix at an implied enterprise value of $1.0 billion, including earnout consideration, with existing Carvix stockholders receiving Crown Reserve common stock in an all-stock transaction based on a $10.00 per share reference value.

•	Financing: Crown Reserve has agreed to use reasonable best efforts to raise a minimum of $80.0 million in PIPE financing and a committed equity line of credit of no less than $20.0 million. The transaction requires a minimum of $10.0 million in cash at closing after redemptions, deferred underwriting fees, repayment of indebtedness and transaction expenses.

•	Earnout Consideration: Certain Carvix stockholders will be eligible to receive up to 50,000,100 additional shares of Crown Reserve common stock over a four-year earnout period beginning January 1, 2027, tied to annual revenue and EBITDA targets. The earnout is split equally between a revenue component (up to 25,000,050 shares) and an EBITDA component (up to 25,000,050 shares), with catch-up and true-up mechanics for each year of the earnout period. The Sponsor will also be eligible to receive up to 3,000,000 additional shares (1,000,000 shares in each of the first three years of the earnout period) subject to the same milestones.

•	Governance: The post-closing board of directors will consist of five members: four nominated by Carvix (including one independent director approved by the Sponsor) and one nominated by Crown Reserve’s Sponsor (who will be an independent director approved by Carvix). The two independent directors will be mutually agreed upon by the parties. Carvix’s existing management team will continue to lead the combined company following closing.

•	Lock-Up Agreements: Each director and officer of Crown Reserve immediately following closing will execute an eighteen-month lock-up. At closing, the Sponsor will execute a lock-up agreement expiring on the earlier of six months following consummation of the PIPE financing or eighteen months following closing.

•	Tax-Free Reorganization: The transaction is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes under Sections 368(a)(1)(F) and 368(a) of the Internal Revenue Code.

Management Commentary

“Carvix was built on the conviction that the automotive services industry is ready for a technology-led consolidator,” said Ramin Farahmand, Co-Founder and Chief Executive Officer of Carvix. “Our platform combines disciplined acquisition strategy with data-driven operational execution across a fragmented market. Access to the public markets through this combination with Crown Reserve gives us the capital and the profile to accelerate that strategy at scale.”

Eric Sherb, Managing Member of Crown Acquisition Sponsor LLC, added, “We conducted an extensive search before selecting Carvix as our partner. The Company’s management team has built a differentiated platform with demonstrated unit economics in a large and underserved market. We are confident this combination will deliver long-term value for shareholders.”

Closing Conditions and Approvals

The Business Combination is subject to customary closing conditions, including approval by Crown Reserve’s shareholders and Carvix’s stockholders, effectiveness of a registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”), Nasdaq listing approval, satisfaction of the minimum cash condition, and the absence of any material adverse effect. Key Carvix stockholders have entered into a Stockholder Support Agreement committing to vote in favor of the transaction. The BCA may be terminated by either party if the closing has not occurred by September 30, 2026.

Advisors

Whiteford, Taylor & Preston LLP and Zarif Law Group P.C. are serving as legal counsel to Crown Reserve. Mitchell Silberberg & Knupp LLP is serving as legal counsel to Carvix.

Thunder Rock Capital, LLC is serving as advisor to Crown Reserve.

About Carvix, Inc.

Carvix is a technology-enabled automotive platform focused on acquiring and operating automotive-related businesses using a data-driven approach. The Company’s strategy emphasizes operational efficiency, margin expansion, and scalable growth through disciplined acquisitions and integration. Carvix, Inc. is a Delaware corporation headquartered at 21151 NW 2nd Ave, Miami, FL 33169.

About Crown Reserve Acquisition Corp. I

Crown Reserve Acquisition Corp. I is a blank check company incorporated as a Cayman Islands exempted company formed for the purpose of effecting a business combination. Crown Reserve’s units, Class A ordinary shares, warrants, and rights are listed on the Nasdaq Stock Market under the symbols “CRACU,” “CRAC,” “CRACW,” and “CRACR,” respectively. Crown Reserve is headquartered at 1202 Merry Water Drive, Lutz, Florida 33548.

Important Information and Where to Find It

In connection with the proposed Business Combination, Crown Reserve and Carvix intend to file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus of Crown Reserve. The proxy statement/prospectus will be sent to all Crown Reserve shareholders as of a record date to be established for voting on the proposed Business Combination and the other matters to be voted upon at a special meeting of Crown Reserve’s shareholders. Crown Reserve and Carvix also plan to file other relevant documents with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Free copies of these documents will be available through the SEC’s website at www.sec.gov.

Participants in the Solicitation

Crown Reserve, Carvix, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Crown Reserve’s shareholders in connection with the proposed Business Combination. Information about Crown Reserve’s directors and executive officers and their ownership of Crown Reserve’s securities is set forth in Crown Reserve’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants may be obtained by reading the proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by the use of words or expressions such as “may,” “should,” “could,” “would,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “continue,” “seek,” “potential,” “target,” or similar expressions.

Forward-looking statements in this press release include, without limitation, statements regarding: the anticipated benefits of the proposed Business Combination, including the expected operational and financial performance of the combined company; the expected timing of the closing of the proposed Business Combination and the satisfaction of closing conditions thereto; the expected listing of the combined company’s shares on the Nasdaq Stock Market; the anticipated completion and amount of the PIPE financing and the equity line of credit; the ability of Carvix’s technology-enabled platform to support disciplined acquisitions, operational efficiency, and scalable growth following the closing; the combined company’s strategy and prospects for growth in the automotive services industry; and the anticipated earnout consideration and the achievement of the revenue and EBITDA targets on which such consideration is based.

These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are beyond the parties’ control. Such risks and uncertainties include, without limitation: the risk that the proposed Business Combination is not completed on the anticipated timeline or at all; the failure to obtain required approvals from Crown Reserve’s shareholders or Carvix’s stockholders; the failure to satisfy the minimum cash condition or other closing conditions; the risk that the PIPE financing or equity line of credit is not raised in the anticipated amount or at all; the level of redemptions by Crown Reserve’s public shareholders; the risk that the anticipated benefits of the Business Combination are not realized following closing; risks associated with Carvix’s acquisition strategy, including the ability to identify, complete, and integrate acquisitions on favorable terms; competitive pressures in the automotive services and automotive technology markets; dependence on key management personnel; and general business, economic, market, interest rate, and geopolitical conditions.

Actual results may differ materially from those expressed or implied by these forward-looking statements. Additional information regarding factors that may cause actual results to differ materially will be included in the registration statement on Form S-4 to be filed by Crown Reserve with the Securities and Exchange Commission in connection with the proposed Business Combination, including under the heading “Risk Factors” therein, and in Crown Reserve’s subsequent filings with the SEC. Except as required by applicable law, neither Crown Reserve nor Carvix undertakes any obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date of this press release.

Contacts

Crown Reserve Acquisition Corp. I

Eric Sherb, Managing Member

1202 Merry Water Drive, Lutz, Florida 33548

Tel: (813) 501-3533

Carvix, Inc.

Ramin Farahmand, Chief Executive Officer

21151 NW 2nd Ave, Miami, Florida 33169

Email: press@carvix.com

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